Measurement of Fair Values	12 Months Ended
Dec. 31, 2017
Measurement of Fair Values [Abstract]
Measurement of Fair Values
12. Measurement of fair values
A number of the Company's accounting policies and disclosures require the use of fair values.
If third party information is used to measure fair values, the evidence obtained from third parties is assessed to support the conclusion that such valuations meet the requirements of IFRS, including the level in the fair value hierarchy in which such valuations should be classified. When measuring the fair value of an asset or a liability, the Company uses market observable data as far as possible.
Fair values are classified into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows:
Level 1: quoted (unadjusted) prices in active markets for identical assets or liabilities.
Level 2: other techniques for which all inputs that have a significant effect on the recorded fair value are observable, either directly or indirectly.
Level 3: techniques that use inputs which have a significant effect on the recorded fair value that are not based on observable market data.
If the inputs used to measure the fair value of an asset or a liability might be categorized in different levels of the fair value hierarchy, then the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.
The Company measures transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.